                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ------------------------------

                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): JANUARY 6, 1998
                              (DECEMBER 29, 1997)



                               THE BIBB COMPANY
            (Exact Name of Registrant as Specified in its Charter)



    DELAWARE                     0-21661                         58-2253133
   (State of                   (Commission                     (IRS Employer
 Incorporation)                 File Number)                 Identification No.)


                             100 GALLERIA PARKWAY
                                  SUITE 1750
                            ATLANTA, GEORGIA 30339
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (770) 644-7000

 ...............................N/A..........................................
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On December 29, 1997, The Bibb Company, a Delaware corporation ("Bibb") completed the sale of the assets of its napery business to Mount Vernon Mills, Inc., a Maryland corporation ("Mount Vernon"), pursuant to an Agreement of Purchase and Sale dated December 22, 1997 by and between Bibb and Mount Vernon. The proceeds of the sale were used to reduce Bibb's indebtedness under its financing agreements.


ITEM 7.  FINANCIAL STATEMENTS

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

         Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

         Not applicable.

(c)  Exhibits.
     --------

          Exhibit
          Number    Exhibit
          ------    -------

           99.1     Press release, dated December 29, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    THE BIBB COMPANY



                                    By: /s/ CHARLES R. TUTTEROW
                                       -------------------------
                                        Charles R.Tutterow
                                        Vice President, Finance and Secretary


Date:  January 6, 1998

                               INDEX TO EXHIBITS
                               -----------------

     EXHIBIT
     NUMBER    EXHIBIT
     -------   -------

       99.1    Press release, dated December 29, 1997.